EXHIBIT 99.1
KORE Reschedules Third Quarter 2024 Financial Results and Live Webcast
Company to restate Second Quarter 2024 Financial Statements
No impact to Revenues, Cash Flows or Adjusted EBITDA expected for the period affected

ATLANTA – November 12, 2024 – KORE Group Holdings, Inc. (NYSE: KORE) (“KORE” or the “Company”), the global pure-play Internet of Things (“IoT”) hyperscaler, and provider of IoT Connectivity, Solutions and Analytics announced that it expects to restate its second quarter 2024 financial statements and, as a result, is rescheduling the release of the Company’s financial results for the third quarter of 2024 and live webcast to discuss those results from previously scheduled November 13, 2024 at 5PM ET to November 19, 2024 at the same time.

The Company’s management, in consultation with the Audit Committee of the Company’s Board of Directors and in consultation with BDO USA, P.C., the Company’s independent registered public accounting firm, concluded that the Company’s previously issued unaudited condensed consolidated financial statements contained within the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 should no longer be relied upon due to errors in computing a non-cash goodwill impairment charge. The restatement is not expected to have any impact on the Company’s revenues, cash flows or Adjusted EBITDA for the period affected.

The Company intends to file a Form 10-Q/A for the quarter ended June 30, 2024, which will include restated unaudited condensed consolidated financial statements by November 19, 2024.

KORE will also now release its third quarter 2024 financial results on November 19, 2024, following the U.S. market closing. KORE will also host a live webcast, followed by a question-and-answer period the same day at 5:00 p.m. Eastern time (2:00 p.m. Pacific time) to discuss the financial results. The delay is to allow KORE additional time to complete the review of the financial statements to be included in the Company’s Form 10-Q for the quarter ended September 30, 2024 and to complete the restated financial statements to be included in the Company’s Form 10-Q/A for the quarter ended June 30, 2024.

Date: November 19, 2024
Time: 5:00 p.m. Eastern time (2:00 p.m. Pacific time)
Webcast Event: link

U.S. dial-in: (877) 407-3039
International dial-in: (215) 268-9922
Conference ID: 13749781

About KORE

KORE is a pioneer, leader, and trusted advisor delivering mission-critical IoT solutions and services. We empower organizations of all sizes to improve operational and business results by simplifying the complexity of IoT. Our deep IoT knowledge and experience, global reach, purpose-built solutions, and deployment agility accelerate and materially impact our customers’ business outcomes. For more information, visit www.korewireless.com.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) can be identified by the use of forward-looking terminology including “may,” “should,” “could,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “plan,” “intend,” “project,” or other similar words. All statements, other than statements of historical fact included in this earnings release are forward-looking statements. The forward-looking statements include statements regarding the anticipated timing of finalizing KORE’s Form 10-Q for the quarter ended September 30, 2024 and Form 10-Q/A for the quarter ended June 30, 2024, the impact of the restatement of the Company’s financial statements for the quarter ended June 30, 2024, and the timing of the earnings release and webcast. Although we believe that the expectations reflected in such forward-looking statements are reasonable, KORE cannot give any assurance that such expectations will prove correct.

The forward-looking statements in this press release are subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023 and any updates thereto in the Company’s Quarterly Reports on Form 10-Q. It is not possible for the Company to predict all risks, nor can KORE assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements speak only as of the date of this press release. Unless required by law, KORE disclaims any obligation to publicly update or revise these statements whether as a result of new information, future events or otherwise.

KORE Investor Contact:
Vik Vijayvergiya
Vice President, IR and Corporate Development
vvijayvergiya@korewireless.com
+1-770-280-0324
KORE Media Contact:
Carla Deisenroth
Vice President, Strategy & Marketing
cdeisenroth@korewireless.com
+1-248-982-2759